Exhibit 99.1

United Homes Group, Inc. Announces Pricing of Secondary Public Offering of Shares of Class A Common Stock

12/6/2024

COLUMBIA, S.C.—(BUSINESS WIRE)— United Homes Group, Inc. (the “Company”) (NASDAQ: UHG) today announced the pricing of a secondary underwritten public offering (the “Offering”) of 7,420,057 shares of the Company’s Class A common stock (the “Offered Shares”) at a public offering price of $5.00 per share. Of the Offered Shares, 1,448,200 are being purchased by the Company’s Executive Chairman, the Company’s Interim CEO, affiliates of Kennedy Lewis Agency Partners, LLC (“Kennedy Lewis”) and certain other persons identified by management, and the remainder are being purchased by institutional investors.

The Offering consists entirely of shares to be issued by the Company to holders (the “Selling Stockholders”) of the Company’s convertible notes payable (the “Notes”) pursuant to a redemption of the Notes (as described below) and is expected to close on December 11, 2024, subject to the satisfaction of certain customary conditions. The underwriter will have a 30-day option to purchase up to an additional 1,113,009 shares of Class A common stock (the “Option Shares”) from the Selling Stockholders. The Company is not selling any shares in the Offering and will not receive any proceeds from the Offering.

In connection with the closing of the Offering, the Company will redeem the Notes in exchange for an aggregate of $70,000,000, plus accrued and unpaid interest on the total outstanding aggregate principal amount of the Notes through the settlement date of cash and 10,168,850 shares of Class A common stock (the “Exchanged Shares”), including the Offered Shares and the Option Shares. The Selling Stockholders have agreed with the Company to retain, and not sell, the Exchanged Shares that are not sold in the Offering for a period of 120 days, subject to customary exceptions. Assuming the underwriter exercises its option to purchase the Option Shares in full, the Selling Stockholders will retain an aggregate of 1,635,784 of the Exchanged Shares. The Company will finance the redemption, in part, by entering into a credit agreement with Great Southern Homes, Inc., Kennedy Lewis, as administrative agent, and the lenders party thereto (the “Lenders”), pursuant to which the Lenders will fund a $70,000,000 subordinated loan. The closings of the related refinancing transactions are also subject to the satisfaction of certain customary conditions.

“We are pleased to announce the successful refinance of our convertible debt. By simplifying our capital structure and increasing our public float, we reduced the potential dilutive impact of the convertible note while increasing institutional stockholder ownership and lowering our annual interest expense meaningfully. And by transitioning from a fixed to floating rate benchmark, we expect further reductions in the Fed Funds rates will continue to improve the Company’s profitability,” said Jamie Pirrello, Interim Chief Executive Officer of the Company.

“We thank Conversant for its early support on our journey to becoming a public company, and appreciate its continued confidence in the Company by remaining a large stockholder post-transaction. We are also excited about our expanded partnership with Kennedy Lewis. The flexible financing package they are providing across debt and equity demonstrates its confidence in the Company’s long-term prospects,” added Michael Nieri, Executive Chairman & Director of the Company.

BTIG is acting as the sole book-running manager for the Offering.

The Offering is being made pursuant to the Company’s registration statement on Form S-3 (File No. 333-280404) previously filed with the Securities and Exchange Commission (the “Commission”) on June 21, 2024 and declared effective by the Commission on July 3, 2024. A final prospectus supplement and accompanying prospectus describing the terms of the Offering will be filed with the Commission. You may get these documents for free by visiting EDGAR on the Commission’s website at sec.gov. Alternatively, a copy may be obtained from: BTIG, LLC, 65 East 55th Street, New York, New York 10022, Attn: Syndicate Department, BTIGSyndicateCoverage@btig.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About United Homes Group, Inc.

The Company is a publicly traded residential builder headquartered in Columbia, SC. The Company focuses on southeastern markets with 55 active communities in South Carolina, North Carolina and Georgia.

The Company employs a land-light operating strategy with a focus on the design, construction and sale of entry-level, first move-up and second move-up single-family houses. The Company principally builds detached single-family houses, and, to a lesser extent, attached single-family houses, including duplex houses and town houses. The Company seeks to operate its homebuilding business in high-growth markets, with substantial in-migrations and employment growth.

Under its land-light lot operating strategy, the Company controls its supply of finished building lots through lot option contracts with third parties, related parties, and land bank partners, which provide the Company with the right to purchase finished lots after they have been developed by the applicable third party or related party. This land-light operating strategy provides the Company with the ability to amass a pipeline of lots without the same risks associated with acquiring and developing raw land.

As the Company reviews potential geographic markets into which it could expand its homebuilding business, it intends to focus on selecting markets with positive population and employment growth trends, favorable migration patterns, attractive housing affordability, low state and local income taxes, and desirable lifestyle and weather characteristics.

Forward-Looking Statements

Certain statements contained in this press release, other than historical facts, may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We intend for all such forward-looking statements to be covered by the applicable safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “seek,” “continue,” or other similar words.

Any such forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which we operate, and beliefs of, and assumptions made by, our management and involve uncertainties that could significantly affect our results. Such statements include, but are not limited to, statements about our future financial performance, strategy, expansion plans, future operations, future operating results, estimated revenues, losses, projected costs, prospects, plans and objectives of management. Such statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those projected or anticipated, including, without limitation:

•	satisfaction of the conditions to closing of the Offering;

•	satisfaction of the conditions to funding of the loan under the credit agreement with Kennedy Lewis Partners, LLC;

•	disruption in the terms or availability of mortgage financing or an increase in the number of foreclosures in our markets;

•	volatility and uncertainty in the credit markets and broader financial markets;

•	a slowdown in the homebuilding industry or changes in population growth rates in our markets;

•	shortages of, or increased prices for, labor, land or raw materials used in land development and housing construction, including due to changes in trade policies;

•	material weaknesses in our internal control over financial reporting that we have identified, which, if not corrected, could affect the reliability of our consolidated financial statements;

•	our ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of the combined business to grow and manage growth profitably;

•	our ability to execute our business model, including the success of our operations in new markets and our ability to expand into additional new markets;

•	our ability to successfully integrate homebuilding operations that we acquire;

•	delays in land development or home construction resulting from natural disasters, adverse weather conditions or other events outside our control;

•	changes in applicable laws or regulations;

•	the outcome of any legal proceedings;

•	our ability to continue to leverage our land-light operating strategy;

•	our ability to maintain the listing of our securities on Nasdaq or any other exchange; and

•	the possibility that we may be adversely affected by other economic, business or competitive factors.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release and are not intended to be a guarantee of our performance in future periods. We cannot guarantee the accuracy of any such forward-looking statements contained in this press release, and except as expressly required by applicable law, we do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

For further information regarding risks and uncertainties associated with our business, and important factors that could cause our actual results to vary materially from those expressed or implied in such forward-looking statements, please refer to the factors listed and described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the “Risk Factors” sections of the documents we file from time to time with the Commission, including, but not limited to, the registration statement, prospectus and final prospectus supplement related the Offering and our Annual Report on Form 10-K and our quarterly reports on Form 10-Q, copies of which may be obtained from our website at https://www.unitedhomesgroup.com/.

Investor Relations Contact:

Drew Mackintosh

drew@mackintoshir.com

Mobile: 310-924-9036

Media Contact:

Erin Reeves McGinnis

erinreevesmcginnis@unitedhomesgroup.com

Phone: 844-766-4663